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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in Registration Statement Nos. 333-53176, 333-82543 and 333-68798 of Persistence Software, Inc. on Form S-8 of our reports dated January 24, 2003 (March 20, 2003 as to Note 11) appearing in this Annual Report on Form 10-K of Persistence Software, Inc. for the year ended December 31, 2002.


/s/ DELOITTE & TOUCHE LLP

San Jose, California
March 28, 2003